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                                 EXHIBIT 10 (n)


List of Senior Executive Officers with Severance Agreements in the form of
Exhibit 10(m).



Todd B. Barnum, Chief Executive Officer, President and Chairman of the Board Mark F. Emerson, Chief Operating Officer
William C. Niegsch, Jr., Executive Vice President and Chief Financial Officer